Filed Pursuant to Rule 497(a)
Registration No. 333-233317
Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

***Launch: BlackRock TCP Capital Corp (TCPC) ***

$175mm at T+ 250

Issuer/Ticker	BlackRock TCP Capital Corp. (TCPC)
Expected Ratings	Moody’s: Baa3 (Negative)
Fitch: BBB- (Stable)
Format	SEC Registered
Ranking	Senior Unsecured
Size	$150mm
Settlement	T+5 (February 9, 2021)
Tenor	5-Year
Coupon Type	Fixed
Maturity Date	February 9, 2026
Change of Control	Yes, 100% (See Red)
Active Book Runner(s)	BofA (B&D), MS, SMBC
Use of Proceeds	To repay amounts outstanding under the Issuer’s revolving credit facilities and for other general corporate purposes.
Option Redemption	Make Whole Call
1-Month Par Call
Denominations	2,000 x 1,000
IPTs	T+260 bps Area
Timing	Today’s Business
Sales into Canada	No

-No EEA Retail sales/No PRIIPs KID.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of BlackRock TCP Capital Corp before investing. The preliminary prospectus supplement dated February 2, 2021, together with the accompanying prospectus dated August 16, 2019, which have been filed with the Securities and Exchange Commission, contain this and other information about BlackRock TCP Capital Corp and should be read carefully before investing.

The information in the preliminary prospectus supplement dated February 2, 2021 and the accompanying prospectus dated August 16, 2019, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of BlackRock TCP Capital Corp. and are not soliciting an offer to buy such securities in any jurisdiction where such offer and sale is not permitted.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

BlackRock TCP Capital Corp’s shelf registration statement relating to these securities is on file and was deemed immediately effective upon filing with the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. When available, copies may be obtained from BofA Securities, Inc., by calling (800) 294-1322.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.